UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

COLUMBUS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42485	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

14 Prudential Tower

Singapore 049712

(Address of principal executive offices)

(+1) 949 899 1827

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-seventh of one ordinary share	COLAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	COLA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-seventh of one ordinary share	COLAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously announced, Columbus Acquisition Corp (the “Company”) will reconvene its Extraordinary General Meeting of the Shareholders (the “Meeting”) on September 28, 2026. The Company is providing the following additional information regarding the time and location of the Meeting: the Meeting will be held at 9:00 a.m. Eastern Time on September 28, 2026 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via teleconference using the following dial-in information:

Telephone access:
Within the U.S.: and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Phone conference ID: 5870682#

Except for the meeting time and access information provided above, the Company’s previously announced information concerning the Meeting remains unchanged.

Additional Information and Where to Find It

On August 19, 2026, the Company filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies for the Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov or by contacting the Company’s proxy solicitor.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Acquisition Corp

	By:	/s/ Fen Zhang
	Name:	Fen Zhang
	Title:	Chief Executive Officer

Date: September 24, 2026

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